UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2008

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Global Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-49679	93-1221399
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1516 E. Tropicana Avenue, Suite 245, Las Vegas, NV 89119

(Address of Principal Executive Office) (Zip Code)

(702) 333-0440

(Registrant’s telephone number, including area code)

6375 S. Pecos Road, Suite 217, Las Vegas, NV  89120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry In to a Material Definitive Agreement.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On March 28, 2008, Global Entertainment Holdings (the “Registrant”) entered into Stock Purchase Agreement with Iscom, Inc., whereby, effective on March 31, 2008, we divested ourselves of LitFunding USA, Inc., a Nevada corporation, and all of its assets and liabilities. LitFunding USA was a wholly-owned subsidiary of the Registrant and, through its six, wholly-owned subsidiary LLC companies, was engaged in the business of advancing funds to Plaintiff’s attorneys on various legal actions, for which it anticipated earning a fee along with the return of such advances upon a favorable outcome of the litigation. The business operations of LitFunding USA, and corresponding liabilities, represented the bulk of the Registrant’s former core business operations. As a wholly-owned subsidiary of the Registrant, LitFunding USA’s substantial liabilities were required to be reported on the Registrant’s balance sheet, while the assets, consisting primarily of advances and fees due, contingent upon the successful outcome of litigation, could not be booked due to their uncertainty of collection. Therefore, the Board of Directors elected to divest this subsidiary and its substantial liabilities in a manner that will preserve an upside potential in the event that any such advances and related fees are eventually collected.

Under the terms of the Stock Purchase Agreement, we received consideration of $500 plus a fifty percent (50%) interest in the revenues collected from advances and fees conditionally due from various Plaintiff’s attorneys, less any and all expenses associated with the collection of such advances, less the amount of the liabilities of LitFunding USA, and less a deduction of fifteen percent (15%) of the gross revenues collected as a reasonable fee for the services of the purchaser, or its agents, for managing the business of LitFunding USA.

The foregoing description of the terms and conditions of the Stock Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the entire Stock Purchase Agreement filed herewith as Exhibit 10.1 and incorporated herein.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Stock Purchase Agreement between the Company and Iscom, Inc., dated March 28, 2008 (filed herewith).
99.1	Press Release, dated April 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENTERTAINMENT HOLDINGS, INC.
(Registrant)

Date: April 8, 2008
	By:	/s/ GARY RASMUSSEN
Gary Rasmussen
Chief Executive Officer

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